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                                                                    EXHIBIT 10.2

FIRST AMENDMENT TO 3-YEAR REVOLVING CREDIT AGREEMENT AND WAIVER

      THIS FIRST AMENDMENT TO 3-YEAR CREDIT AGREEMENT AND WAIVER, dated as of April 4, 2005 (this "Amendment"), amends the 3-Year Credit Agreement, dated as of August 7, 2003 (the "Credit Agreement"), among Nuveen Investments, Inc. (the "Borrower"), certain financial institutions (the "Lenders"), Citibank, N.A., as Syndication Agent, Bank One, NA, as Documentation Agent, and Bank of America, N.A., as Administrative Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

      WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and

      WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      SECTION 1. AMENDMENTS. The Credit Agreement is hereby amended as follows:

      1.1 Change of Control.  The  definition  of "Change of Control" in Section
1.01 of the Credit Agreement is hereby amended to state in its entirety as follows:

            "Change of Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, including without limitation any acquisition effected by means of any transaction contemplated by Section 6.12, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act of 1934), but excluding The St. Paul Travelers Companies, Inc. at any time prior to the repurchase referred to in Section 6.18, of 30% or more of the outstanding shares of voting stock of the Borrower, or

            (b) during any period of 25 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing Directors") who (i) were directors of the Borrower on the first day of each such period or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower, to constitute a majority of the board of directors of the Borrower.

      1.2 Debt. The definition of "Debt" in Section 1.01 of the Credit Agreement is hereby amended to state in its entirety as follows:

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            "Debt"  means the  aggregate  outstanding  principal  balance of all
      Indebtedness of the Borrower and its Subsidiaries on a consolidated basis required to be reflected on a balance sheet prepare in accordance with GAAP. Debt shall include, without duplication of any amount included above, all obligations of the Borrower and its Subsidiaries in respect of those forward contracts providing for the purchase from The St. Paul Travelers Companies, Inc. of up to $400,000,000 of common stock of the Borrower, whether or not reflected on a balance sheet.

      1.3 Indebtedness. The definition of "Indebtedness" in Section 1.01 of the Credit Agreement is hereby amended to sate in its entirety as follows:

            "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all Rate Hedging Obligations; (h) all obligations with respect to those forward contracts providing for the purchase from The St. Paul Travelers Companies, Inc. of up to $400,000,000 of common stock of the Borrower; (i) all indebtedness referred to in clauses (a) through (h) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (j) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses
      (a) through (h) above.

      1.4 Note Purchase Agreement. The following definition of "Note Purchase Agreement" is hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

            "Note Purchase Agreement" means the Note Purchase Agreement of the Borrower dated September 19, 2003 between the Borrower and the purchasers of the Borrower's 4.22% unsecured senior notes due September 19, 2008, as amended, restated, supplemented or otherwise modified form time to time.

      1.5 Private Placement.  The following definition shall be added to Section
1.01 of the Credit Agreement in proper alphabetical order:

            "Private Placement" has the meaning specified in Section 6.11(j).

                                       2
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      1.6 Material  Agreements.  Section 5.16 of the Credit  Agreement is hereby amended to state in its entirety as follows:

            "5.16 MATERIAL AGREEMENTS. Neither the Borrower nor any Subsidiary is a party to any agreement or instrument or subject to any charter or other company restriction which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect."

      1.7 indebtedness. Section 6.11 of the Credit Agreement is hereby amended to state in its entirety as follows:

            "6.11 INDEBTEDNESS. The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except:

                  (a) the Loans;

                  (b) INTENTIONALLY OMITTED

                  (c) Short-term  Indebtedness  incurred in connection  with the purchase of municipal, corporate and treasury bonds and other securities in the ordinary course of business;

                  (d) Indebtedness of any Subsidiary owed to the Borrower or any
            Wholly-Owned Subsidiary;

                  (e) securities sold under agreements to repurchase (to the extent such obligations constitute Indebtedness) and Rate Hedging Obligations incurred in the ordinary course of business;

                  (f) Contingent Obligations permitted by Section 6.16;

                  (g) contingent pay-out and similar obligations relating to prior acquisitions by the Borrower and to acquisitions permitted hereunder;

                  (h) unsecured Indebtedness relating to the financing of Distribution Receivables in an aggregate principal amount not exceeding the amount of such Distribution Receivables;

                  (i) INTENTIONALLY OMITTED

                  (j) unsecured  Indebtedness  (the "Private  Placement") of the
            Borrower in an amount not in excess of $300,000,000 with no maturity or mandatory prepayments until after the Maturity Date issued pursuant to the terms described in the Note Purchase Agreement;

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                  (k) other unsecured Indebtedness of the Borrower not otherwise permitted by this Section 6.11 in an aggregate principal amount not exceeding $450,000,000 (or, if greater, $750,000,000 less the outstanding principal amount of the Private Placement) on terms and conditions that provide no greater priority for such Indebtedness than the Obligations; and

                  (l) other unsecured  Indebtedness  not otherwise  permitted by this Section 6.11 in an aggregate principal amount for the Borrower and all its Subsidiaries not exceeding $20,000,000."

      1.8 affiliates. Section 6.18 of the Credit Agreement is hereby amended to state in its entirety as follows:

            "6.18 AFFILIATES. The Borrower will not, and will not permit any Subsidiary to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, (b) transactions among the Borrower and Wholly-Owned Subsidiaries of the Borrower and (c) repurchases by the Borrower of up to $600,000,000 of its common shares from The St. Paul Travelers Companies, Inc."

      1.9 Inconsistent Agreements. Section 6.20 of the Credit Agreement is hereby amended to state in its entirety as follows:

            "6.20 INCONSISTENT AGREEMENTS. The Borrower will not, and will not permit any Subsidiary to, be a party to any indenture, agreement, instrument or other arrangement that (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, (i) the incurrence of the Obligations,
      (ii) the granting of Liens to secure the Obligations, (iii) the amending of the Loan Documents or (iv) the ability of any Subsidiary to (x) pay dividends or make other distributions on its capital stock or other equity interests, (y) make loans or advances to the Borrower or (z) repay loans or advances from the Borrower or (b) contains any provision which would be violated or breached by the making of Loans or by the performance by the Borrower or any Subsidiary of any of its obligations under any Loan Document; provided that the foregoing shall not apply to any prohibition or restraint of the type described in clause (a)(ii) or (a)(iv)(y) contained in (A) this Agreement, (B) the Note Purchase Agreement or (C) any other agreement pursuant to which the Borrower incurs Indebtedness of the type described in Section 6.11(k) so long as no such prohibition or restraint in such other agreement is more restrictive than the corresponding prohibition or restraint contained in this Agreement or in the documents referred to in the foregoing clause (B)."

      1.10 Minimum Net Worth. Section 6.21(a) of the Credit Agreement is hereby amended to state in its entirety as follows:

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                  "(a)  Minimum  Net Worth.  After the date  hereof and prior to
            April 1, 2005, maintain a minimum Net Worth of at least $360,000,000 and at all times thereafter maintain a minimum Net Worth of at least zero plus 30% of Net Income, if positive, for each fiscal quarter ending on or after June 30, 2005."

      SECTION 2. WAIVER. The Lenders and the Administrative Agent hereby waive any right they may have to take action under Section 7.01(e) of the Credit Agreement arising solely as a result of any default which might arise under the Note Purchase Agreement (x) arising from the prepayment of Indebtedness under the Note Purchase Agreement without giving the required notice under the Note Purchase Agreement or (y) resulting from or relating to repurchases by the Borrower of its capital stock from The St. Paul Travelers Companies, Inc., but only so long as (a) the holders of such Indebtedness do not exercise any legal remedies as a result of such default and (b) all obligations of the Borrower with respect to the Note Purchase Agreement(including obligations resulting from such default) have been paid in full within thirty days after the date of such default.

      SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Lenders.

      3.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance reasonably satisfactory to the Administrative Agent:

            (a) Amendment. This Amendment, duly executed by the Borrower, the Administrative Agent and the Majority Lenders.

            (b) Consents. Copies, certified by the secretary or an assistant secretary of the Borrower, of all documents evidencing any necessary corporate action, consents and governmental approvals (if any) with respect to this Amendment and the other documents described herein.

            (c) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Borrower, as to (i) resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Borrower authorized to act with respect to this Amendment and each other document described herein.

      3.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

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            (a) the representations and warranties set forth in Article V of the
      Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

            (b) no Default shall have then occurred and be continuing.

      3.3 Amendment Fee. The Borrower shall have paid to the Administrative Agent for the account of each Lender executing and delivering a counterpart of this Amendment prior to 12:00 p.m. (New York time) on April 4, 2005, an amendment fee equal to 0.05% of such Lender's Commitment under the Credit Agreement.

      SECTION 4.  REPRESENTATIONS AND WARRANTIES.  To induce the Lenders and the
Administrative  Agent  to  enter  into  this  Amendment,   the  Borrower  hereby
represents and warrants to the Administrative Agent and each Lender as follows:

      4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

            (a) contravene the Borrower's charter or bylaws;

            (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

            (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

      4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

      4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity limiting availability of equitable remedies.

      SECTION 5. MISCELLANEOUS.

      5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

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      5.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

      5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

      5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of a counterpart signature page hereto by facsimile shall be effective as delivery of an original signed counterpart.

      5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

      5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                NUVEEN INVESTMENTS, INC.

                                                By  /s/ Peter H. D'Arrigo
                                                Title: VP and Treasurer

                                       S-1
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                                         BANK OF AMERICA, N.A., as a Lender

                                         By /s/ George Kinne
                                         Title: Vice President

                                       S-2
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                                         CITIBANK, N.A., as a Lender

                                         By /s/ Matthew Nicholls
                                         Title: Director

                                       S-3
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                                          JPMORGAN CHASE BANK, N.A. (successor
                                          to BANK ONE), as a Lender

                                          By:  /s/ Jeanne Horn
                                          Title: Vice President

                                       S-4
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                                           STATE STREET BANK AND TRUST COMPANY,
                                           as a Lender

                                           By /s/ Charles Garrity
                                           Title: Vice President

                                       S-5
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                                           THE BANK OF NEW YORK, as a Lender

                                           By /s/ Gary Overton
                                           Title: Vice President

                                      S-6